Exhibit 1.1
TIME WARNER INC.
Underwriting Agreement
[     ]% Notes Due [     ]
[     ]% Debentures Due [     ]
[     ]
New York, New York
To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto
Ladies and Gentlemen:
     Time Warner Inc., a Delaware corporation (the “Company”), proposes to sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, the respective principal amounts of its [     ]% Notes due [     ] and [     ]% Debentures due [     ], in each case as identified in Schedule I hereto (collectively, the “Debt Securities”), to be issued under an indenture (as from time to time amended or supplemented, the “Indenture”) dated as of [     ], among the Company, Each of the Guarantors Inc., a Delaware corporation (“Historic TW”), Home Box Office, Inc., a Delaware corporation (“HBO”), Turner Broadcasting System, Inc., a Georgia corporation (“TBS,” and, together with Historic TW and HBO, the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”), providing for the issuance of debt securities in one or more series, all of which will be entitled to the benefit of the Guarantees referred to below. Each of the Guarantors is a wholly owned subsidiary of the Company. Pursuant to the Indenture, Historic TW, as primary obligor and not merely as surety, has agreed to fully, irrevocably and unconditionally guarantee (the “Historic TW Guarantee”), to each holder of Debt Securities and to the Trustee, (i) the full and punctual payment of principal of and interest on the Debt Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Debt Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Debt Securities; and each of HBO and TBS, as primary obligor and not merely as surety, has agreed to fully, irrevocably and unconditionally guarantee (together, the “HBO/TBS Guarantees,” and, together with the Historic TW Guarantee, the “Guarantees,” and the Guarantees, together with the Debt Securities, the “Securities”) Historic TW’s guarantee of the Company’s obligations.
     If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms “Underwriters” and “Representatives”, as used herein, shall each be deemed to refer to such firm or firms.
     All references in this Agreement to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed as of the relevant time and date to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3; all references in this Agreement to financial statements and schedules and other information that is “contained”, “included”, “stated” or “set forth” in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference from time to time in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to mean and include any document filed under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.
     1. Representations and Warranties. Each of the Company, Historic TW, HBO and TBS represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.
     (a) The Company and the Guarantors meet the requirements for the use of Form S-3 under the Act, and have filed with the Commission an automatic shelf registration statement as defined in Rule 405 (the file number of which is set forth in Schedule I hereto) on Form S-3, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company and the Guarantors may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Final Prospectuses, each of which has previously been furnished to you. The Company and the Guarantors will file with the Commission the Final Prospectus relating to the Securities in accordance with Rule 424(b). As filed, such Final Prospectus shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company and the Guarantors have advised you, prior to the Execution Time, will be included or made therein.
     (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or any Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.
     (c) The Disclosure Package including the final term sheet prepared and filed pursuant to Section 4(b) hereto, when taken together as a whole, as of the Execution Time, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.
     (d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated reports filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405.
     (e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking into account any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.
     (f) Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 4(b) hereto do not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.
     (g) (1) Each of the Company, Historic TW and HBO is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement; and each of the Company, Historic TW, HBO and TBS is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.
     (2) TBS is validly existing as a corporation in good standing under the laws of the State of Georgia, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement.
     (h) Each of the Company’s significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Act, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full power and authority under such laws to own its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and any amendment or supplement thereto, and is duly qualified to transact business as a foreign corporation or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.
     (i) The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectus, and any amendment or supplement thereto; and all of the outstanding capital stock of the Guarantors is owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims.
     (j) There is no pending or, to our best knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, Historic TW, HBO or TBS or any of their respective subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Disclosure Package and the Final Prospectus, and any amendment or supplement thereto, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Disclosure Package and the Final Prospectus, and any amendment or supplement thereto, or to be filed as an exhibit, which is not described or filed as required.
     (k) This Agreement has been duly authorized, executed and delivered by each of the Company, Historic TW, HBO and TBS.
     (l) No consent, approval, authorization or order of any court or governmental agency or body is required for the authorization, issuance, sale and delivery of the Securities by the Company and the Guarantors or the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.
     (m) The execution and delivery of this Agreement and the Indenture by the Company, Historic TW, HBO and TBS, the issuance, sale and delivery of Debt Securities by the Company, the issuance and delivery of their respective Guarantees by Historic TW, HBO and TBS, and the consummation by the Company, Historic TW, HBO and TBS of the transactions contemplated in this Agreement, the Indenture and the Registration Statement and compliance by the Company, Historic TW, HBO and TBS with the terms of this Agreement, the Indenture or the Securities do not and will not result in any violation of the Certificate of Incorporation, as amended, or By-laws, as amended, of the Company, Historic TW, HBO or TBS, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Historic TW, HBO or TBS, under (i) any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Company, Historic TW, HBO or TBS is a party or by which any of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, and other than the securities or blue sky laws of various jurisdictions), or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, Historic TW, HBO or TBS or any of their properties (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise).
     (n) The documents incorporated by reference in the Basic Prospectus, and any amendment or supplement thereto, as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.
     (o) The Securities conform in all material respects to the description thereof contained in the Basic Prospectus, and any amendment or supplement thereto; if any of the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company and the Guarantors have no reason to believe that such Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.
     (p) The Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act, and, at the Closing Date (as defined in Section 3 hereof), will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Debt Securities have been duly authorized by the Company, and, when the Debt Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (q) The Indenture has been duly authorized by each of Historic TW, HBO and TBS and, at the Closing Date, will have been duly executed and delivered by each of Historic TW, HBO and TBS and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against each of Historic TW, HBO and TBS in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
     (r) Each firm of independent accountants, which is reporting upon certain audited or reviewed financial statements and schedules included or incorporated by reference in the Registration Statement, is an independent registered public accounting firm with respect to the financial statements covered by the audit or review of such firm, in accordance with the provisions of the Exchange Act and the Act and the respective applicable published rules and regulations thereunder.
     (s) The consolidated financial statements, as amended, and the related notes of the Company and any other person included or incorporated by reference in the Registration Statement, present fairly in accordance with generally accepted accounting principles the consolidated financial position of the Company, and any such other person, as of the dates indicated and the consolidated results of operations of the Company and any such other person, and cash flows of each of the Company and any other such person for the periods specified. Such financial statements of the Company have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein and subject, in the case of interim statements, to normal year-end audit adjustments. The financial statement schedules included or incorporated by reference in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein. Any supplementary summary financial information or condensed consolidating financial information included or incorporated by reference in the Registration Statement complies with all applicable accounting requirements and the applicable rules and regulations of the Commission. Any pro forma financial information included or incorporated by reference in the Registration Statement complies with all applicable accounting requirements and the applicable rules and regulations of the Commission for such pro forma information. Such pro forma financial information has been properly compiled on the pro forma basis or bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.
     (t) None of the Company, Historic TW, HBO or TBS is an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.
     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price for the Debt Securities set forth in Schedule I hereto, the principal amount of Debt Securities set forth opposite such Underwriter’s name in Schedule II hereto.
     3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed to a date not later than five Business Days after such specified date by agreement between the Representatives, acting jointly and without regard to any agreement among underwriters, and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in immediately available federal funds (unless another form of payment is specified in Schedule I hereto). Delivery of the Securities shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.
     4. Agreements. The Company and the Guarantors agree with the several Underwriters that:
     (a) Prior to the termination of the offering of the Securities, none of the Company, Historic TW, HBO and TBS will file (i) any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company or a Guarantor has furnished you a copy for your review prior to filing or (ii) any such proposed amendment or supplement to which you reasonably object on a timely basis (other than filings of documents pursuant to Section 13(a) or 14 under the Exchange Act). Subject to the foregoing sentence, the Company and the Guarantors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company, Historic TW, HBO and TBS will promptly advise the Representatives

(i) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of each series of Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or supplement to the Final Prospectus or for any additional information relating to the offering of the Securities, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company, Historic TW, HBO or TBS of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Company, Historic TW, HBO and TBS will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.
     (b) The Company will prepare a final term sheet, containing solely a description of the Securities, in the form attached hereto as Schedule III and the Company will file such term sheet pursuant to Rule 433(d) within the time required by such Rule.
     (c) If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented.
     (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantors promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment, supplement or new registration statement which will correct such statement or omission or effect such compliance.
     (e) As soon as practicable, the Company and the Guarantors will make generally available to their respective security holders and to the Representatives an earnings statement or statements of each of the Company, Historic TW, Time Warner, HBO and TBS and their respective subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.
     (f) If and to the extent specified in Schedule I, each of the Company, Historic TW, HBO and TBS will use its reasonable best efforts to cause the Securities to be duly authorized for listing or trading on a securities exchange or inter-dealer quotation system and to be registered under the Exchange Act.
     (g) The proceeds of the offering of the Securities will be applied as set forth in the Final Prospectus.
     (h) The Company, Historic TW, HBO and TBS will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of any Preliminary Final Prospectus, the Final Prospectus and any Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

     (i) The Company and the Guarantors will pay and bear all costs and expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (ii) the preparation, printing and distribution of this Agreement, the Indenture, the Securities, any Blue Sky Survey and any Legal Investment Survey, (iii) the delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s and the Guarantors’ counsel and the accountants required hereby to provide “comfort letters”, (v) the qualification of the Securities under the applicable securities laws in accordance with Section 4(j) and any filing for review of the offering with the Financial Industry Regulatory Authority Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with any Blue Sky Survey and any Legal Investment Survey, (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities, (viii) any expenses and listing fees in connection with the listing of the Securities, (ix) the cost and charges of any transfer agent or registrar and (x) the costs of qualifying the Securities with The Depository Trust Company.
     (j) The Company and the Guarantors will arrange, if necessary, for the qualification of each series of Securities for distribution, offering and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of such series of Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that none of the Company, Historic TW, HBO or TBS shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(j), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.
     (k) The Company agrees that, unless it obtains the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed, and each Underwriter, severally and not jointly, agrees with the Company that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the final term sheet prepared and filed pursuant to Section 4(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives or the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.
     (l) The Company shall comply with the terms of any lock-up agreement specified in Schedule I hereto with respect to sales and dispositions of Underwritten Securities.
     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantors contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Company and the

Guarantors made in any certificates pursuant to the provisions hereof, to the performance by each of the Company, Historic TW, HBO and TBS of its obligations hereunder, to the due execution and delivery of the Indenture, to the absence of any event or condition which would give you the right to terminate this Agreement and to the following additional conditions:
     (a) The Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 4(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission.
     (b) At the Closing Date, the Company shall have furnished to you the opinion of the Deputy General Counsel to the Company, or an Associate or Deputy General Counsel to the Company that practices in the area of corporate and securities law, dated the Closing Date, substantially in the form of Exhibit A hereto.
     (c) At the Closing Date, the Company shall have furnished to you (1) the opinion and statement of Cravath, Swaine & Moore LLP, counsel to the Company and the Guarantors, each dated the Closing Date, substantially in the form of Exhibit B and Exhibit C hereto, respectively; and (2) an opinion by the general counsel of TBS, dated the Closing Date, to the effect that the Indenture and this Agreement have been duly authorized, executed and delivered by TBS, which opinion shall be addressed to counsel for the Company referred to in Section 5(b).
     (d) The Representatives shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto), any Issuer Free Writing Prospectus and other related matters as the Representatives may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
     (e) (1) The Company shall have furnished to the Representatives a certificate of the Company, signed by any two officers who are an Executive or Senior Vice President of the Company, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments to any of the foregoing and this Agreement and that:
     (i) the representations and warranties of the Company, Historic TW, HBO and TBS in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each of the Company, Historic TW, HBO and TBS has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and
     (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus, the Company has made all filings with the Commission and announcements, in either case required to be made by the Act or the Exchange Act.

     (2) Historic TW shall have furnished to the Representatives a certificate of Historic TW, signed by any two officers, one of whom is an Executive or Senior Vice President of Historic TW, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplement or amendments thereto and that the representations and warranties of Historic TW in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Historic TW has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (3) HBO shall have furnished to the Representatives a certificate of HBO, signed by any two officers, one of whom is an Executive or Senior Vice President of HBO, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplement or amendments thereto and that the representations and warranties of HBO in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and HBO has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (4) TBS shall have furnished to the Representatives a certificate of TBS, signed by any two officers who are Vice Presidents of TBS, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, Final Prospectus, the Disclosure Package and any supplement or amendments thereto and that the representations and warranties of TBS in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and TBS has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (f) At the Closing Date and the Execution Time, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Closing Date and the Execution Time, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company and its wholly-owned subsidiaries (including HBO, Historic TW and TBS) within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to certain financial information contained or incorporated by reference in the Registration Statement, the Final Preliminary Prospectus and the Final Prospectus.
     (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any decrease or increase specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business (including the results of operations or management) or properties of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of any series of Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).
     (h) Subsequent to the Execution Time, (i) there shall not have been any downgrade in the credit ratings of any of the Company’s, Historic TW’s, HBO’s or TBS’s debt securities by Moody’s Investors

Service, Inc. or Standard & Poor’s Ratings Group, and (ii) none of the Company, Historic TW, HBO or TBS shall have been placed under special surveillance, with negative implications, by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group.
     (i) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.
     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives and such cancellation shall be without liability of any party to any other party, except to the extent provided in Sections 4 and 6. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     6. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company, Historic TW, HBO or TBS to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Guarantors will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
     7. Indemnification and Contribution. (a) Each of the Company, Historic TW, HBO and TBS agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Disclosure Package, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Company, Historic TW, HBO or TBS will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company, Historic TW, HBO and TBS by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof, or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee. This indemnity agreement will be in addition to any liability which the Company, Historic TW, HBO or TBS may otherwise have.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Company, Historic TW, HBO and TBS, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company, Historic TW, HBO or TBS within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company, Historic TW, HBO and TBS to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company, Historic TW, HBO and TBS by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each of the Company, Historic TW, HBO and TBS acknowledges that (i) the statements set forth in any Preliminary Final Prospectus and Final Prospectus in (1) the paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (2) the list of Underwriters and their respective participation in the sale of the Securities, (3) the sentences related to concessions and reallowances and (4) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus and (ii) any information furnished by the Underwriters through the Representatives for inclusion in any Issuer Free Writing Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.
     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (it being understood, however, that in connection with such action, the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnification or contribution may be sought hereunder by such party unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such action, suit or proceeding.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, Historic TW, HBO, TBS and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company, the Guarantors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, Historic TW, HBO and TBS on one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, Historic TW, HBO, TBS and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, Historic TW, HBO or TBS or the Underwriters. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, Historic TW, HBO or TBS within the meaning of either the Act or the Exchange Act, each officer of the Company, Historic TW, HBO or TBS who shall have signed the Registration Statement and each director of the Company, Historic TW, HBO or TBS shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).
     8. Default by an Underwriter. If any one or more Underwriters shall fail on the Closing Date to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions for each of the Debt Securities which such Underwriter failed to purchase which the amount of the Debt Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of such Debt Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all of the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company and the Guarantors. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives and the Company shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantors and any nondefaulting Underwriter for damages occasioned by its default hereunder.
     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company’s common stock or any of the Company’s, Historic TW’s, HBO’s or TBS’s debt securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on such exchange shall have been suspended or limited or minimum or maximum prices shall have been established on such exchange, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any new outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of a series of Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto). If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 4(i) and 6.
     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, Historic TW, HBO or TBS or any of their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, Historic TW, HBO or TBS, or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.
     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, Historic TW, HBO or TBS, will be mailed, delivered or telefaxed to (212) 484-7167 and confirmed to it at One Time Warner Center, New York, New York 10019, attention of General Counsel; or, if sent to HBO, will be mailed, delivered or telefaxed to (212) 484-7167 and confirmed to it at 1100 Avenue of the Americas, New York, NY 10036, attention of General Counsel.
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.
     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.
     14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     15. No Fiduciary Duty. Each of the Company, Historic TW, HBO and TBS hereby acknowledges that (a) the purchase and sale of the Debt Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, Historic TW, HBO and TBS on the one hand, and the Underwriters and any affiliate through which any such Underwriter may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company, Historic TW, HBO and TBS and (c) each of the Company’s, Historic TW’s, HBO’s and TBS’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Company, Historic TW, HBO and TBS agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). Each of the Company, Historic TW, HBO and TBS agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, Historic TW, HBO or TBS, in connection with such transaction or the process leading thereto.
     16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, Historic TW, HBO, TBS and the Underwriters, or any of them, with respect to the subject matter hereof.
     17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Basic Prospectus” shall mean the prospectus referred to in Section 1, paragraph (a), above contained in the Registration Statement at the Effective Date, as amended and supplemented to the Closing Date.
     “Business Day” shall mean any day on which the New York Stock Exchange is open for trading.
     “Commission” shall mean the U.S. Securities and Exchange Commission.
     “Disclosure Package” shall mean (i) the Basic Prospectus, as amended and supplemented to the Execution Time, (ii) the Issuer Free Writing Prospectuses, if any, listed on Schedule III, and (iii) any other Free Writing Prospectus that each of the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.
     “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
     “Final Prospectus” shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.
     “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

     “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus as defined in Rule 433.
     “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.
     “Registration Statement” shall mean the registration statement referred to in Section 1, paragraph (a), above, including incorporated documents, exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.
     “Rule 158”, “ Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules or regulations under the Act.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Historic TW, HBO, TBS and the several Underwriters.

Very truly yours, TIME WARNER INC.,
By
Name:
Title:

HISTORIC TW INC.,
By
Name:
Title:

HOME BOX OFFICE, INC.,
By
Name:
Title:

TURNER BROADCASTING SYSTEM, INC.,
By
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.
[REPRESENTATIVES]

By
Name:
Title:

SCHEDULE I
A. [    ]% Notes Due [    ]

Underwriting Agreement:	[ ]

Registration Statement:	No. 333-[ ]

Representatives:	[Representatives]

Title: [ ]% Notes Due [ ]

Principal amount: $[ ]

Interest rate: [ ]%

Interest accrual date: [ ]

Interest payment dates: [ ]

Date of maturity: [ ]

Purchase price (includes accrued interest or amortization, if any): [ ]%

Proceeds to the Company: $[ ]

Initial public offering price:	[ ]%

Sinking fund provisions:	None

Redemption provisions:	Optional redemption at any time or from time to time, as a whole or in part at our option at a redemption price equal to the greater of (i) 100% of the principal amount of the [ ]% Notes Due [ ] to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined in the Basic Prospectus, discounted to the redemption date, on a semi-annual basis, assuming a 360 day year consisting of twelve 30 day months, at the Treasury Rate, as defined in the Basic Prospectus, [plus [ ] basis points,] plus, in each case, accrued interest to the date of redemption that has not been paid.

Closing Date, Time and Location:	[ ] at [ ] a.m. at the offices of [ ]

Type of funds payable at Closing:	Immediately available federal funds

Comfort letters at Execution Time and Closing Time:	[Pursuant to Section 5(f)]

Lock-up Agreement:	None

Other terms:	Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Debt Securities, severally represents to and agrees with the Company that (i) it and each such affiliate has not offered, sold or delivered and will not offer, sell or deliver any of the Debt Securities, directly or indirectly, and has not distributed and will not distribute the Disclosure Package and the Final Prospectus or any other offering material relating to the Debt Securities, in or from any jurisdiction outside the United States except under circumstances that will, to the best of its or their knowledge and belief, after reasonable investigation, result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on us except as set forth in the underwriting agreement; (ii) in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it and each such affiliate has not made and will not make an offer of Debt Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Debt Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Debt Securities to the public in that Relevant Member State at any time: (A) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (B) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or (C) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this provision, the expression an “offer of securities to the public” in relation to any securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State; (iii) it and each such affiliate (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity, within the meaning of section 21 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “FSMA”), to persons who have professional experience in matters relating to investments falling within Article 19(5) of the FSMA or in circumstances in which section 21 of the FSMA does not apply to the Company or the Guarantors; and (B) has complied with, and will comply with, all applicable provisions of the FSMA with respect to anything done by it in relation to the Debt Securities in, from or otherwise involving the United Kingdom; (iv) the Debt Securities may not be offered or sold by means of any document other than (A) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (B) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (C) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Debt Securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Debt Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder; (v) the securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law); (vi) it and each such affiliate will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan; and (vii) the Disclosure Package and the Final Prospectus or any other offering material has not been registered as a prospectus with the Monetary Authority of Singapore and, accordingly, the Disclosure Package and the Final Prospectus or any other offering material and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Debt Securities may not be circulated or distributed, nor may the Debt Securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (A) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (B) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (C) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA. Where the Debt Securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (A) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (B) a trust (where the Trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Debt Securities under Section 275 of the SFA except: (A) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA; (B) where no consideration is given for the transfer; or (C) by operation of law.

B. [    ]% Debentures Due [    ]

Underwriting Agreement:	[ ]

Registration Statement:	No. 333-[ ]

Representatives:	[Representatives]

Title: [ ]% Notes Due [ ]

Principal amount: $[ ]

Interest rate: [ ]%

Interest accrual date: [ ]

Interest payment dates: [ ]

Date of maturity: [ ]

Purchase price (includes accrued interest or amortization, if any): [ ]%

Proceeds to the Company: $[ ]

Initial public offering price:	[ ]%

Sinking fund provisions:	None

Redemption provisions:	Optional redemption at any time or from time to time, as a whole or in part at our option at a redemption price equal to the greater of (i) 100% of the principal amount of the [ ]% Debentures Due [ ] to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined in the Basic Prospectus, discounted to the redemption date, on a semi-annual basis, assuming a 360 day year consisting of twelve 30 day months, at the Treasury Rate, as defined in the Basic Prospectus, [plus [ ] basis points,] plus, in each case, accrued interest to the date of redemption that has not been paid.

Closing Date, Time and Location:	[ ] at [ ] a.m. at the offices of [ ]

Type of funds payable at Closing:	Immediately available federal funds

Comfort letters at Execution Time and Closing Time:	[Pursuant to Section 5(f)]

Lock-up Agreement:	None

Other terms:	Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Debt Securities, severally represents to and agrees with the Company that (i) it and each such affiliate has not offered, sold or delivered and will not offer, sell or deliver any of the Debt Securities, directly or indirectly, and has not distributed and will not distribute the Disclosure Package and the Final Prospectus or any other offering material relating to the Debt Securities, in or from any jurisdiction outside the United States except under circumstances that will, to the best of its or their knowledge and belief, after reasonable investigation, result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on us except as set forth in the underwriting agreement; (ii) in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it and each such affiliate has not made and will not make an offer of Debt Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Debt Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Debt Securities to the public in that Relevant Member State at any time: (A) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (B) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or (C) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this provision, the expression an “offer of securities to the public” in relation to any securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State; (iii) it and each such affiliate (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity, within the meaning of section 21 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “FSMA”), to persons who have professional experience in matters relating to investments falling within Article 19(5) of the FSMA or in circumstances in which section 21 of the FSMA does not apply to the Company or the Guarantors; and (B) has complied with, and will comply with, all applicable provisions of the FSMA with respect to anything done by it in relation to the Debt Securities in, from or otherwise involving the United

Kingdom; (iv) the Debt Securities may not be offered or sold by means of any document other than (A) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (B) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (C) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Debt Securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Debt Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder; (v) the securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law); (vi) it and each such affiliate will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan; and (vii) the Disclosure Package and the Final Prospectus or any other offering material has not been registered as a prospectus with the Monetary Authority of Singapore and, accordingly, the Disclosure Package and the Final Prospectus or any other offering material and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Debt Securities may not be circulated or distributed, nor may the Debt Securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (A) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (B) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (C) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA. Where the Debt Securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (A) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (B) a trust (where the Trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Debt Securities under Section 275 of the SFA except: (A) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA; (B) where no consideration is given for the transfer; or (C) by operation of law.

SCHEDULE II
[    ]% Notes Due [    ]

Underwriters	Principal Amount to be Purchased

Total	$
[    ]% Debentures Due [    ]

Underwriters	Principal Amount to be Purchased

Total	$

SCHEDULE III
ISSUER FREE WRITING PROSPECTUS